	MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS

	HSBC Home Equity Loan Trust 2005-2

	Payment Number	3
	Beginning Date of Collection Period	01-Oct-05
	End Date of Collection Period	31-Oct-05
	Payment Date	21-Nov-05
	Previous Payment Date	20-Oct-05

	Funds Disbursement
	Collected Funds	54,241,843.67
	Available Payment Amount	54,241,843.67
	Principal Collections	46,599,345.54
	Net Interest Collections	7,642,498.13
	Principal recoveries	0.00
	Servicing fee	477,244.22
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	54,241,843.67
	Interest Paid to Notes	3,375,939.17
	Principal Paid to Notes	46,599,345.54
	Ownership Interest - pursuant to Section 5.01 (a) (xiii)	3,789,314.74
	Servicing Fee (to Master Servicer)	477,244.22

	Pool Balance
	Beginning Pool Balance	1,145,386,138.86
	Principal Collections (including repurchases)	46,599,345.54
	Additional Principal Reduction Amount	0.00
	Ending Pool Balance	1,098,786,793.32

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	8.01%
	Loss rate (net of principal recoveries; % of beginning balance)	0.00%
	Net yield	8.01%
	Realized Losses	-
	Cumulative Realized Losses	-
	Cumulative Loss Percentage	0.00%
	Delinquent Loans:
	One payment principal balance of loans	6,461,733.38
	One payment number of loans	64
	Two payments principal balance of loans	1,528,465.09
	Two payments number of loans	14
	Three-payments plus principal balance of loans	889,030.09
	Three-payments plus number of loans	7
	Two Payment-Plus Delinquency Percentage (for related Collection Period)	0.22%
	Two Payment-Plus Rolling Average (for such Payment Date)	0.10%

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02	-
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02	-
	Number of loans purchased or substituted pursuant to Section 2.04	-
	Principal balance of loans purchased or substituted pursuant to Section 2.04	-
	Number of loans purchased or substituted pursuant to Section 3.01	-
	Principal balance of loans purchased or substituted pursuant to Section 3.01	-
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	9,307
	Number outstanding end of period	8,963
	Principal balance of all REO as of the end of the Collection Period	-
	Number of loans that went into REO during the Collection Period	-
	Principal balance of loans that went into REO during the Collection Period	0.00
	Unpaid Servicing Fee from previous Collection Periods	0.00

	Overcollateralization
	Begin OC Amount	267,299,899.20
	OC Release Amount	0.00
	Extra Principal Payment Amount	-
	Class A-1 Extra Principal Payment Amount Paid	-
	Class A-2 Extra Principal Payment Amount Paid	-
	Class M-1 Extra Principal Payment Amount Paid	-
	Class M-2 Extra Principal Payment Amount Paid	-
	End OC Amount	267,299,899.20

	Target OC Amount	267,299,899.20
	Interim OC Amount	267,299,899.20
	Interim OC Deficiency	-

	Monthly Excess Cashflow	3,789,314.74
	Principal Payment Amount	46,599,345.54
	Class A-1 Principal Payment Amount	28,341,202.51
	Class A-2 Principal Payment Amount	7,084,159.49
	Class M-1 Principal Payment Amount	5,586,991.77
	Class M-2 Principal Payment Amount	5,586,991.77
	Principal Collections	46,599,345.54
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount	81.45%
	EOP Note Principal Amount divided by Original Note Principal Amount <15%	No

	Interest Calculations
	1 month LIBOR	4.00000000%
	Class A-1 Formula Rate (1-mo. Libor plus 27 bps)	4.27000000%
	Class A-1 Note Rate	4.27000000%
	Class A-2 Formula Rate (1-mo. Libor plus 31 bps)	4.31000000%
	Class A-2 Note Rate	4.31000000%
	Class M-1 Formula Rate (1-mo. Libor plus 46 bps)	4.46000000%
	Class M-1 Note Rate	4.46000000%
	Class M-2 Formula Rate (1-mo. Libor plus 49 bps)	4.49000000%
	Class M-2 Note Rate	4.49000000%

	Available Funds Cap	7.43568750%

	Class A-1 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	48.909953
	2. Principal Payment per $1,000	45.645358
	3. Interest Payment per $1,000	3.264595

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 Note Rate	4.27000000%
	2. Days in Accrual Period	32

	3. Class A-1 Interest Due	2,026,987.08
	4. Class A-1 Interest Paid	2,026,987.08
	5. Class A-1 Interest Carry Forward Amount Paid	-
	6. Class A-1 Supplemental Interest Amount Paid	-

	7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class A-1 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Note Principal Amount, BOP	534,042,262.91
	2. Class A-1 Principal Due	28,341,202.51
	3. Class A-1 Principal Paid	28,341,202.51
	5. Class A-1 Principal Carry Forward Amount Paid	-
	6. Class A-1 unpaid Principal Carry Forward Amount	-
	7. Class A-1 Note Principal Amount, EOP	505,701,060.40

	8. Class A-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.8144646
	9. Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.4602358

	Class A-2 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	48.940534
	2. Principal Payment per $1,000	45.645358
	3. Interest Payment per $1,000	3.295177

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 Note Rate	4.31000000%
	2. Days in Accrual Period	32

	3. Class A-2 Interest Due	511,411.43
	4. Class A-2 Interest Paid	511,411.43
	5. Class A-2 Interest Carry Forward Amount Paid	-
	6. Class A-2 Supplemental Interest Amount Paid	-

	7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class A-2 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Note Principal Amount, BOP	133,489,062.97
	2. Class A-2 Principal Due	7,084,159.49
	3. Class A-2 Principal Paid	7,084,159.49
	4. Class A-2 Principal Carry Forward Amount Paid	-
	5. Class A-2 Unpaid Principal Carry Forward Amount	-
	6. Class A-2 Note Principal Amount, EOP	126,404,903.48

	7. Class A-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.8144646
	8. Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.1150404

	Class M-1 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	49.055216
	2. Principal Payment per $1,000	45.645358
	3. Interest Payment per $1,000	3.409858

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 Note Rate	4.46000000%
	2. Days in Accrual Period	32

	3. Class M-1 Interest Due	417,366.63
	4. Class M-1 Interest Paid	417,366.63
	5. Class M-1 Interest Carry Forward Amount Paid	-
	6. Class M-1 Supplemental Interest Amount Paid	-

	7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class M-1 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Note Principal Amount, BOP	105,277,456.89
	2. Class M-1 Principal Due	5,586,991.77
	3. Class M-1 Principal Paid	5,586,991.77
	5. Class M-1 Principal Carry Forward Amount Paid	-
	6. Class M-1 unpaid Principal Carry Forward Amount	-
	7. Class M-1 Note Principal Amount, EOP	99,690,465.12

	8. Class M-1 Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.8144646
	9. Class M-1 Note Principal Amount as a % of the Pool Balance, EOP	0.0907278

	Class M-2 Noteholder's Statement

	A. Information on Payments
	1. Total Payments per $1,000	49.078152
	2. Principal Payment per $1,000	45.645358
	3. Interest Payment per $1,000	3.432794

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 Note Rate	4.49000000%
	2. Days in Accrual Period	32

	3. Class M-2 Interest Due	420,174.03
	4. Class M-2 Interest Paid	420,174.03
	5. Class M-2 Interest Carry Forward Amount Paid	-
	6. Class M-2 Supplemental Interest Amount Paid	-

	7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	-
	8. Class M-2 Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Note Principal Amount, BOP	105,277,456.89
	2. Class M-2 Principal Due	5,586,991.77
	3. Class M-2 Principal Paid	5,586,991.77
	4. Class M-2 Principal Carry Forward Amount Paid	-
	5. Class M-2 Unpaid Principal Carry Forward Amount	-
	6. Class M-2 Note Principal Amount, EOP	99,690,465.12

	7. Class M-2 Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.8144646
	8. Class M-2 Note Principal Amount as a % of the Pool Balance, EOP	0.0907278

	HSBC FINANCE CORPORATION
	HSBC HOME EQUITY LOAN TRUST 2005-2

The undersigned, a duly authorized representative of HSBC Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 4, 2005 (the "Sales and Servicing Agreement"), by and among
HSBC Home Equity Loan Corporation I, as Depositor, the Master Servicer,
U.S. Bank National Association, as Indenture Trustee, HSBC Bank USA, National
Association, as Administrator, and HSBC Home Equity Loan Trust 2005-2, the
Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance Corporation is, as of the date hereof, the Master
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on November 21, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as may be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 16th day of November, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer